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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 April 29, 2005
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      001-12068             38-2513957
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          file number)       Identification No.)

                  47659 Halyard Drive, Plymouth, Michigan 48170
                    (Address of principal executive offices)

                                 (734) 207-6200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Regulation FD Disclosure.

     On April 29, 2005, Metaldyne Corporation and its wholly owned special purpose subsidiary, MRFC, Inc., entered into a new accounts receivable financing facility with General Electric Capital Corporation ("GECC"). Concurrently with entering into the new facility, the registrant's former accounts receivable financing facility with JPMorgan Chase Bank, N.A. (the "Former Facility") was repaid in full and terminated. The terms of the new facility are generally consistent with those of the Former Facility, but include (a) a maturity date of January 1, 2007, (b) improved customer concentration limits, (c) increased program availability and (d) adjustments to certain default triggers. The new facility further provides that upon the Company entering into an intercreditor agreement with the agent under its senior secured credit facilities, the Receivables Transfer Agreement will be automatically amended to (a) further increase program availability and (b) increase the applicable margin on LIBOR based drawings from 1.5% to 1.75% (increasing further 0.25% thereafter each 90 days to a maximum of 2.25%) and increase the applicable margin on Base Rate based drawings from 0.5% to 0.75% (increasing further 0.25% thereafter each 90 days to a maximum of 2.25%). If the Company has not entered into an intercreditor agreement with the agent under its senior secured credit facilities within sixty days, then the improved terms of the new facility related to certain default triggers and certain customer concentration limits will revert back to the terms under the Former Facility.

     The Receivables Purchase Agreement and Receivables Transfer Agreement are filed herewith as Exhibits 99.1 and 99.2, respectively.


Item 9.01  Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:



Exhibit 99.1                 Receivables Purchase Agreement

Exhibit 99.2                 Receivables Transfer Agreement





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 4, 2005


                                METALDYNE CORPORATION


                                By:  /s/ Jeffrey M. Stafeil
                                     ------------------------------------
                                     Name:  Jeffrey M. Stafeil
                                     Title: Executive Vice President
                                            and Chief Financial Officer